UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 30, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                            Telecom HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                      001-15651               13-5674085
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
     of incorporation)                                       Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events

As a result of the issuance of a stock dividend by Telephone and Data Systems, Inc. (Amex: "TDS"), effective May 19, 2005, Telephone and Data Systems, Inc. - Special Common Shares (Amex: "TDS.S") was added as an underlying security to the Telecom HOLDRS Trust. For each share of Telephone and Data Systems, Inc. per 100 share round lot of Telecom HOLDRS, The Bank of New York received one share of Telephone and Data Systems, Inc. - Special Common Shares. Therefore, as of May 19, 2005, one share of Telephone and Data Systems, Inc. - Special Common Shares will be required for creations and cancellations of Telecom HOLDRS.

Item 9.01.   Financial Statements and Exhibits


             (c)   Exhibits

                   99.1 Telecom HOLDRS Trust Prospectus Supplement dated June 30, 2005 to Prospectus dated October 25, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER &
                                                 SMITH INCORPORATED


Date:  August 15, 2005                         By: /s/ Satyanarayan R. Chada
                                                   -----------------------------
                                               Name:  Satyanarayan R. Chada
                                               Title: First Vice President


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Telecom HOLDRS Trust Prospectus Supplement dated June 30, 2005 to Prospectus dated October 25, 2004.


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